                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272


Trustee's Report to Certificateholders          Payment Date:   August 17, 1998
                                                 Record Date:   July 31, 1998



Payment Summary
-----------------------------------------------------------------------------------------------------------------------------
                           Pass-Through      Interest    Original Moody's     Original          Beginning       Principal
  Class       CUSIP            Rate            Type          Rating            Balance           Balance       Distribution
-----------------------------------------------------------------------------------------------------------------------------
  A-1A      22540AFR4      6.260000000%       Fixed           AAA           431,400,000.00    428,872,000.40   2,148,027.31
  A-1B      22540AFS2      6.480000000%       Fixed           AAA          1,055,100,000.00  1,055,100,000.00       0.00
  A-2MF     22540AFT0      6.420000000%       Fixed           AAA           263,890,000.00    263,890,000.00        0.00
   A-X      22540AFU7      1.268681442%      Variable         AAA          2,482,942,297.00  2,480,414,297.40       0.00
    B       22540AFV5      6.590000000%       Fixed            AA           136,600,000.00    136,600,000.00        0.00
    C       22540AFW3      6.780000000%       Fixed             A           136,600,000.00    136,600,000.00        0.00
    D       22540AFX1      7.170000000%       Fixed           BBB           136,500,000.00    136,500,000.00        0.00
    E       22540AFY9      7.340000000%      Variable         BBB-          37,300,000.00     37,300,000.00         0.00
    F       22540AFZ6      6.000000000%       Fixed            BB           142,700,000.00    142,700,000.00        0.00
    G       22540AGA0      6.000000000%       Fixed            BB-          18,700,000.00     18,700,000.00         0.00
    H       22540AGB8      6.000000000%       Fixed             B           49,600,000.00     49,600,000.00         0.00
    I       22540AGC6      6.000000000%       Fixed             B-          24,800,000.00     24,800,000.00         0.00
    J       22540AGD4      6.000000000%       Fixed            NR           49,752,297.00     49,752,297.00         0.00
    R          N/A             N/A             N/A             NR               0.00              0.00              0.00

-----------------------------------------------------------------------------------------------------------------------------
                                                            Totals:        2,482,942,297.00  2,480,414,297.40   2,148,027.31
                                                                         ----------------------------------------------------

Trustee's Report to Certificateholders          Payment Date:   August 17, 1998
                                                 Record Date:   July 31, 1998


Payment Summary
------------------------------------------------------------
              Interest         Total           Ending
  Class     Distribution      Payable          Balance
------------------------------------------------------------
  A-1A      2,237,282.27   4,385,309.58     426,723,973.09
  A-1B      5,697,540.00   5,697,540.00    1,055,100,000.00
  A-2MF     1,411,811.50   1,411,811.50     263,890,000.00
   A-X      2,622,379.66   2,622,379.66    2,478,266,270.09
    B        750,161.67     750,161.67      136,600,000.00
    C        771,790.00     771,790.00      136,600,000.00
    D        815,587.50     815,587.50      136,500,000.00
    E        228,151.67     228,151.67      37,300,000.00
    F        713,500.00     713,500.00      142,700,000.00
    G        93,500.00       93,500.00      18,700,000.00
    H        248,000.00     248,000.00      49,600,000.00
    I        124,000.00     124,000.00      24,800,000.00
    J        247,874.74     247,874.74      49,752,297.00
    R           0.00           0.00              0.00


Totals:    15,961,579.01   18,109,606.32    2,478,266,270.09



----------
                                               * Based on a Notional Balance




Distributions per Certificate
----------------------------------------------------------------------------
            Beginning       Principal         Interest          Ending
  Class   Certif. Factor  Distribution(1)   Distribution(1)  Certif. Factor
----------------------------------------------------------------------------
  A-1A     0.994140010     4.979200997      5.186097056       0.989160809
  A-1B     1.000000000     0.000000000      5.400000000       1.000000000
  A-2MF    1.000000000     0.000000000      5.350000000       1.000000000
   A-X     0.998981853     0.000000000      1.056158117       0.998116740
    B      1.000000000     0.000000000      5.491666691       1.000000000
    C      1.000000000     0.000000000      5.650000000       1.000000000
    D      1.000000000     0.000000000      5.975000000       1.000000000
    E      1.000000000     0.000000000      6.116666756       1.000000000
    F      1.000000000     0.000000000      5.000000000       1.000000000
    G      1.000000000     0.000000000      5.000000000       1.000000000
    H      1.000000000     0.000000000      5.000000000       1.000000000
    I      1.000000000     0.000000000      5.000000000       1.000000000
    J      1.000000000     0.000000000      4.982176803       1.000000000
    R          N/A             N/A              N/A               N/A
---------------------------------------------------------------------------



    ----------------------------------------------------------------
    For additional information or with questions, please contact:
    ----------------------------------------------------------------
                     State Street Corporate Trust
    ----------------------------------------------------------------
    Bond Analyst: Jodi Colangelo (617)664-5434
    Account Officer: William Swan (617)664-5469
    Web Address: corporatetrust.statestreet.com
    StreetFax:  (617)664-5600
    Street Connection:(factor and rate by cusip) (617)664-5500
    ----------------------------------------------------------------


----------
(1) represents net payment per certificate

STATE STREET
Serving Institutional investors Worldwide

     This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g.,Servicer, Master Servicer, etc.).State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representations or warranties with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272



Trustee's Report to Certificateholders          Payment Date:   August 17, 1998
                                                 Record Date:   July 31, 1998



Principal Detail
-----------------------------------------------------------------------------------------------------------------------------------
             Beginning        Scheduled     Principal    Realized    Balance    Total Principal      Ending          Cumulative
Class         Balance         Principal     Recoveries    Losses    Adjustment  Distrib. Amount      Balance      Realized Losses
-----------------------------------------------------------------------------------------------------------------------------------
A-1A       428,872,000.40    2,148,027.31      0.00        0.00       0.00       2,148,027.31     426,723,973.09        0.00
A-1B      1,055,100,000.00       0.00          0.00        0.00       0.00           0.00        1,055,100,000.00       0.00
A-2MF      263,890,000.00        0.00          0.00        0.00       0.00           0.00         263,890,000.00        0.00
A-X       2,480,414,297.40       0.00          0.00        0.00       0.00           0.00        2,478,266,270.09       0.00
 B         136,600,000.00        0.00          0.00        0.00       0.00           0.00         136,600,000.00        0.00
 C         136,600,000.00        0.00          0.00        0.00       0.00           0.00         136,600,000.00        0.00
 D         136,500,000.00        0.00          0.00        0.00       0.00           0.00         136,500,000.00        0.00
 E          37,300,000.00        0.00          0.00        0.00       0.00           0.00         37,300,000.00         0.00
 F         142,700,000.00        0.00          0.00        0.00       0.00           0.00         142,700,000.00        0.00
 G          18,700,000.00        0.00          0.00        0.00       0.00           0.00         18,700,000.00         0.00
 H          49,600,000.00        0.00          0.00        0.00       0.00           0.00         49,600,000.00         0.00
 I          24,800,000.00        0.00          0.00        0.00       0.00           0.00         24,800,000.00         0.00
 J          49,752,297.00        0.00          0.00        0.00       0.00           0.00         49,752,297.00         0.00
 R               0.00            0.00          0.00        0.00       0.00           0.00              0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals:   2,480,414,297.40   2,148,027.31      0.00        0.00       0.00       2,148,027.31    2,478,266,270.09       0.00
         --------------------------------------------------------------------------------------------------------------------------




Interest Detail
-----------------------------------------------------------------------------------------------------------------------------------
             Accrued       Interest    Excess    Deferred        Current      Total Interest    Prepayment      Cumulative
Class    Certif. Interest   Losses      PPIS       Int.      Unpaid Interest   Distrib. Amt.    Penalties     Unpaid Interest
-----------------------------------------------------------------------------------------------------------------------------------
A-1A       2,237,282.27      0.00       0.00       0.00           0.00         2,237,282.27       0.00             0.00
A-1B       5,697,540.00      0.00       0.00       0.00           0.00         5,697,540.00       0.00             0.00
A-2MF      1,411,811.50      0.00       0.00       0.00           0.00         1,411,811.50       0.00             0.00
 A-X       2,622,379.66      0.00       0.00       0.00           0.00         2,622,379.66       0.00             0.00
  B         750,161.67       0.00       0.00       0.00           0.00          750,161.67        0.00             0.00
  C         771,790.00       0.00       0.00       0.00           0.00          771,790.00        0.00             0.00
  D         815,587.50       0.00       0.00       0.00           0.00          815,587.50        0.00             0.00
  E         228,151.67       0.00       0.00       0.00           0.00          228,151.67        0.00             0.00
  F         713,500.00       0.00       0.00       0.00           0.00          713,500.00        0.00             0.00
  G         93,500.00        0.00       0.00       0.00           0.00          93,500.00         0.00             0.00
  H         248,000.00       0.00       0.00       0.00           0.00          248,000.00        0.00             0.00
  I         124,000.00       0.00       0.00       0.00           0.00          124,000.00        0.00             0.00
  J         248,761.49       0.00       0.00       0.00          886.75         247,874.74        0.00            886.75
  R            0.00          0.00       0.00       0.00           0.00             0.00           0.00             0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals:  15,962,465.76       0.00       0.00       0.00          886.75       15,961,579.01       0.00            886.75
         --------------------------------------------------------------------------------------------------------------------------



                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272



Trustee's Report to Certificateholders          Payment Date:   August 17, 1998
                                                 Record Date:   July 31, 1998



                                                           Loan Group Statistics
               --------------------------------------------------------------------------------------------------------------------
               Sch Prin Bal of Loans   Sch Prin Bal of Loans   UPB of Loans       # of Outstanding   Principal   Excess Prepayment
               Before Distribution      After Distribution    After Distribution   Mortgage Loans    Prepayment  Interest Shortfall
-----------------------------------------------------------------------------------------------------------------------------------
Loan Group 1    2,179,791,335.70        2,177,824,624.79           0.00                279             1.13           0.00
-----------------------------------------------------------------------------------------------------------------------------------
Loan Group 2      300,622,965.78          300,441,649.38           0.00                 46             0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Totals:       2,480,414,301.48        2,478,266,274.17           0.00                325             1.13           0.00
-----------------------------------------------------------------------------------------------------------------------------------



                                                           Delinquency Statistics
                     ----------------------------------------------------------------------------------------------------
                           One Month          Two Months         Three + Months    Specially Serviced    Foreclosures
-------------------------------------------------------------------------------------------------------------------------
  # in Loan Grp 1            N/A                  N/A                 N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
 Sch Prin Bal Grp1           N/A                  N/A                 N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
  # in Loan Grp 2            N/A                  N/A                 N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Sch Prin bal in Grp 2        N/A                  N/A                 N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
  Total # of Loans           N/A                  N/A                 N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Total Sch. Prin Bal          N/A                  N/A                 N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------



         Additional Loan- by- Loan reporting information for the related Collection Period
                    --------------------------------------------------------------------------------
                         Mortgage Loans Repurchased,          Aggregate Appraisal Reduction Amounts
                           Liquidated or Disposed
----------------------------------------------------------------------------------------------------
                    Liquidation         Portion in                Appraisal           Principal
  Mortgage Loan #     Proceeds      Available Distribution     Reduction Amount        Balance
----------------------------------------------------------------------------------------------------
      N/A              N/A                 N/A                       N/A                 N/A
----------------------------------------------------------------------------------------------------

                                   Page 3 of 4

                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272



Trustee's Report to Certificateholders          Payment Date:   August 17, 1998
                                                 Record Date:   July 31, 1998



          -----------------------------------------------------
                    Subordinate Support Percentage
          -----------------------------------------------------
                        Original                 Current
           Class    Subordination Level     Subordination Level
          -----------------------------------------------------
            A            29.53%                    29.56%
           A-X            N/A                       N/A
            B            24.00%                    24.05%
            C            18.50%                    18.54%
            D            13.00%                    13.03%
            E            11.50%                    11.52%
            F             5.75%                    5.76%
            G             5.00%                    5.01%
            H             3.00%                    3.01%
            I             2.00%                    2.01%
            J             0.00%                    0.00%
      -----------------------------------------------------




                     Advances, Expenses, Fees
    ------------------------------------------------------------
    Aggregate information:

       Principal Advance                         250,285.08
       Interest Advance                         2,292,768.59
       Servicing Advance                            N/A

    Fees:
      Servicer Fee                                62,010.35
      Special Servicing Fee                         0.00
    ------------------------------------------------------------






 Summary of REO Activity during the related Collection Period:
-------------------------------------------------------------------------------------------------------------------------
        Properties which became REO Properties                     REO Properties included in the Trust Fund
-------------------------------------------------------------------------------------------------------------------------
                    Stated Principal   Unpaid Principal                               Income         Portion in Available
 Mortgage Loan #        Balance            Balance             Book Value            Collected           Distribution
-------------------------------------------------------------------------------------------------------------------------
      N/A                 N/A                N/A                   N/A                 N/A                   N/A





           REO Properties sold or disposed
 -----------------------------------------------------
  Liquidation   Portion in Available   Final Recovery
    Proceeds       Distribution        Determination
 -----------------------------------------------------
      N/A             N/A                N/A
 -----------------------------------------------------





                                  Page 4 of 4